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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report May 27, 1998
                           ---------------------------
                        (Date of earliest event reported)

                          NeXstar Pharmaceuticals, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  0-23012                  84-1173453
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       (State or other         (Commission File           (IRS Employer
       jurisdiction of             Number)              Identification No.)
       incorporation)


2860 Wilderness Place                       Boulder, CO           80301
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(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:  (303) 444-5893
                                                   -----------------------------


                                       NA
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On May 27, 1998, the Registrant entered into a three-part collaboration with Glaxo Wellcome in which (a) Glaxo Wellcome received a non-exclusive right to practice the Registrant's proprietary SELEX process for target validation;
(b) the Registrant received the exclusive rights to develop and commercialize a liposomal formulation of Glaxo Wellcome's proprietary topoisomerase I inhibitor (lurtotecan), a compound that has completed Phase II clinical trials for the treatment of various cancers; and (c) Glaxo Wellcome acquired 962,117 shares of Registrant's common stock, $.01 par value (the "Shares"), for $10 million. The Shares were sold in a private offering in reliance on Section 4(2) of the Securities Act of 1933, as amended, since Glaxo Wellcome is a sophisticated investor. In connection with the sale of the Shares, Glaxo Wellcome was granted certain registration rights. A copy of the press release issued by the Registrant in connection with the collaboration is set forth as Exhibit 1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 - Press Release dated May 27, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NeXstar Pharmaceuticals, Inc.


                                   By:  /s/ Patrick J. Mahaffy
                                        -------------------------------------
                                        Patrick J. Mahaffy
                                        President and Chief Executive Officer


Dated:  May 29, 1998


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
------              -----------
 99.1         Press Release dated May 27, 1998.